SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 17, 2004 (May 13, 2004)

GOODRICH PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-7940 (Commission File Number)	76-0466193 (I.R.S. Employer Identification No.)

808 Travis Street, Suite 1320 Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 780-9494

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Press release issued May 13, 2004

ITEMS 9 AND 12.      REGULATION FD DISCLOSURE; RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Goodrich Petroleum Corporation (the “Company”) issued a press release on May 13, 2004 reporting its first quarter 2004 financial and operating results. The Company is furnishing the press release as Exhibit 99.1 to this Form 8-K.

In accordance with General Instruction B.2 of the Form 8-K and Securities and Exchange Commission Release No. 33-8176, the Company is furnishing this information, including the press release, under Items 9 and 12 of Form 8-K. Therefore, the information is not deemed “filed” under Section 18 of the Securities and Exchange Act of 1934, as amended, nor is it deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION (Registrant)

/s/ D. Hughes Watler, Jr.
D. Hughes Watler, Jr. Senior Vice President & Chief Financial Officer

Dated: May 17, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued May 13, 2004